AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 4th Quarter 2010

For the periods ended December 31, 2010, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the 1-, 3-, 5-, and 10-year periods by 8, 44, 45, and 50 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the 10-year period by 8 basis points, as shown below.

Performance for periods ended December 31, 2010 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	-1.30%	6.62%	6.34%	6.25%	6.34%
HIT Total Net Rate of Return	-1.41%	6.16%	5.89%	5.80%	5.92%
Barclays Capital Aggregate Bond Index	-1.30%	6.54%	5.90%	5.80%	5.84%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT’s strategy of emphasizing high credit quality multifamily investments resulted in competitive risk-adjusted returns during a period of persistent volatility and market uncertainty.  During 2010, the HIT committed a record $613 million in financing for multifamily and healthcare projects with total development costs of over $1.3 billion. These investments, primarily in construction-related securities, are expected to help the HIT maintain its competitive performance while generating over 6,800 union construction jobs.

Positive contributions to the HIT’s performance in the fourth quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Tightening of spreads relative to Treasuries for Ginnie Mae multifamily mortgage-backed securities (MBS) in the HIT’s portfolio.  Spreads on permanent loan certificates and construction/permanent loan certificates tightened by approximately 26 and 14 basis points (bps), respectively. In contrast, Fannie Mae multifamily DUS securities’ spreads to Treasuries ranged from flat to 10 basis points wider, depending on structure. More bullet-like, long duration structures widened the most.

●
The portfolio’s structural overweight to spread-based assets as swap spreads tightened in the middle of the curve where the portfolio is overweight, and widened in short and long maturities.  Five-year swap spreads tightened by approximately 7 bps, while 2- and 10-year spreads widened by approximately 3.25 bps  and 2.5 bps, respectively.

●
The portfolio’s slightly short relative duration to the Barclays Aggregate as interest rates rose dramatically across the curve.  Two-year Treasury yields increased by 17 bps while 10-year yields increased by 78 bps.

Negative contributions to the HIT’s performance included:

●
Corporate bonds’ strong performance.  This sector was the third best performing major sector in the Barclays Aggregate, posting excess returns of 173 bps.  The HIT does not hold corporate bonds, which comprised 18.8% of the benchmark on December 31, 2010.

●
The HIT’s overweight to the highest credit quality in the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 76, 115, 152, and 220 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 95% of the HIT portfolio is AAA-rated or carries a U.S. government or government-sponsored enterprise guarantee, compared to approximately 78% for the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                2010 Q4 Highlights

●
The portfolio’s underweight to agency single family MBS.  This major sector had the second best performance in the index, with excess returns of 176 bps.  The portfolio had an allocation of approximately 23% to this sector, compared to 33% in the Barclays Aggregate at quarter-end.

●
The HIT’s underweight to private-label commercial MBS (CMBS) as this sector was the best performing in the index.  CMBS posted 250 basis points of excess return. The portfolio had 0.1% allocated to the sector, while the Barclays Aggregate had 2.5%.

●
The portfolio’s overweight to the municipal sector as tax-exempt bonds experienced significant underperformance relative to Treasuries.  The Barclays Aggregate held no tax-exempt bonds, which comprised over 4% of the HIT’s portfolio.

The HIT enters 2011 well-positioned for continued investment success due to its strong liquidity and its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.  The HIT has a strong pipeline of prospective investments, many of which are expected to be committed in 2011.  These multifamily investments will provide opportunities for the HIT to continue to earn superior yield on government-guaranteed construction loans, and will have the collateral benefits of putting union members to work, creating affordable housing, and strengthening local communities.

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-2.64%	0	5.28
Agencies	-1.11%	+10	3.28
Single family agency MBS (RMBS)	+0.24%	+176	4.16
Corporates	-1.61%	+173	6.53
Commercial MBS (CMBS)	+0.91%	+250	3.75
Asset-backed securities (ABS)	-1.48%	-23	3.31
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/2010	12/31/2010	Change
3 Month	0.153%	0.120%	-0.0335%
6 Month	0.187%	0.181%	-0.0061%
1 Year	0.247%	0.262%	0.0152%
2 Year	0.422%	0.593%	0.1712%
3 Year	0.627%	0.987%	0.3601%
5 Year	1.263%	2.006%	0.7431%
7 Year	1.906%	2.701%	0.7945%
10 Year	2.510%	3.294%	0.7837%
30 Year	3.685%	4.334%	0.6492%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                2010 Q4 Highlights

Portfolio Data as of December 31, 2010

Net Assets	$3,889,839,108
Portfolio Effective Duration	4.599 years
Portfolio Average Coupon	4.36%
Portfolio Current Yield	4.60%
Portfolio Yield to Worst	3.56%
Convexity	-0.121
Maturity	8.314 years

Portfolio Percentage in Each of the Following Categories: 1

Agency Multifamily MBS	67.30%
Agency Single-Family MBS	23.39%
US Treasury	3.26%
AAA Private-Label CMBS	0.12%
Cash & Short-Term Securities	5.93%

Portfolio Percentage in Each of the Following Categories: 1

Mortgage-Backed Securities	23.39%
CMBS – Agency Multifamily*	62.44%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	3.26%
State Housing Bonds	4.59%
Construction & Permanent Mortgages	0.39%
Cash & Short-Term Securities	5.93%
 * Includes multifamily MBS (50.35%), AAA Private-Label CMBS (0.12%)
   and multifamily Construction MBS (11.97%).

Geographical Distribution of Long-Term Portfolio:2

West	4.14%
Midwest	15.61%
South	2.28%
East	25.39%
National Mortgage Pools	52.58%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                2010 Q4 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	5.93%	5-5.99 years	3.80%
0-0.99 years	5.71%	6-6.99 years	5.78%
1-1.99 years	9.81%	7-7.99 years	7.49%
2-2.99 years	24.38%	8-8.99 years	8.81%
3-3.99 years	16.46%	9-9.99 years	2.55%
4-4.99 years	5.69%	Over 10 years	3.59%

Maturity Distribution (based on stated maturity): 3

0 – 1 year	6.63%
1 – 2.99 years	2.96%
3 – 4.99 years	1.95%
5 – 6.99 years	5.26%
7 – 9.99 years	12.82%
10 – 19.99 years	13.33%
Greater than 20 years	57.05%

Quality Distribution: 3,4

Government or Agency	94.59%
AAA	0.12%
AA	3.56%
A	1.73%

Bond Sector Distribution: 3,4

MBS	96.53%
Treasury	3.47%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.